                                                                    EXHIBIT 21.1

                                SUBSIDIARIES OF
                                 FILETEK, INC.


--------------------------------------------------------------------------------
NAME                            OWNERSHIP                        PLACE OF
                                                                 INCORPORATION
--------------------------------------------------------------------------------
FileTek UK Limited              Wholly-owned                     UK
--------------------------------------------------------------------------------